Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 2Q19 results presentation Wednesday 31 July 2019

1 2Q19 results • 3 year investment performance strengthened in 2Q19 • AUM of US$359.8bn reflects impact of stronger markets partially offset by net outflows during the quarter • Adjusted diluted EPS of US$0.61 • Declared US$0.36 per share dividend and completed US$75m of share buybacks 2Q19 1Q19 3 year investment outperformance¹ 72% 69% Net flows (US$9.8bn) (US$7.4bn) Total AUM US$359.8bn US$357.3bn US GAAP diluted EPS US$0.56 US$0.48 Adjusted diluted EPS² US$0.61 US$0.56 Dividend per share US$0.36 US$0.36 Key metrics – 2Q19 vs 1Q19 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 28. 2 See adjusted financial measures reconciliation on slide 37 for additional information.

Roger Thompson Chief Financial Officer 2Q19 results presentation Business and financial results

3 Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Total company investment performance improved in 2Q19 % of mutual fund AUM in top 2 Morningstar quartiles (as at 30 Jun 2019) % of AUM outperforming benchmark (as at 30 Jun 2019) Note: Full performance disclosures detailed in the appendix on slides 28 and 29. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 29 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 73% 74% 83% 61% 89% 90% 32% 39% 39% 11% 92% 91% 100% 100% 90% 66% 72% 80% 85% 70% 88% 50% 51% 50% 61% 51% 32% 3% 88% 87% 58% 58% 87% 78% 68% 81%

4 20.2 18.3 20.0 19.7 17.1 17.7 16.6 15.6 15.6 (21.2) (17.6) (22.9) (22.4) (19.8) (22.0) (25.0) (23.0) (25.4) (1.0) 0.7 (2.9) (2.7) (2.7) (4.3) (8.4) (7.4) (9.8) 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Total flows Total flows 2Q17 to 2Q19 (US$bn) Redemptions Sales Net sales / (redemptions) 24% 21% 22% 21% 18% 19% 17% 19% 18% Annualised gross sales¹ Annualised gross redemptions¹ Increased redemptions drove quarter-over-quarter decline in net flows Note: Data for 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (26%) (20%) (25%) (24%) (21%) (24%) (26%) (28%) (29%)

5 (9.8) (4.1) (2.5) (1.0) (0.8) (1.4) Total Company Net Flows Quantitative Equities Global Emerging Markets Core Plus Fixed Income European Equities Remaining Business Principal components of 2Q19 net flows 2Q19 net flows driven by weakness in four known areas 14.8 13.6 14.7 (20.3) (17.0) (16.1) (5.5) (3.4) (1.4) 4Q18 1Q19 2Q19 2Q19 flows (US$bn) Represents US$286bn in AUM as at 30 June 2019

6 Statement of income Note: See adjusted financial measures reconciliation on slide 36 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 446.4 Performance fees 3.5 Shareowner servicing fees 38.3 Other revenue 47.7 Total revenue 535.9 (101.5) 434.4 Operating expenses Employee compensation and benefits 146.5 Long-term incentive plans 49.2 Distribution expenses 101.5 Investment administration 11.1 Marketing 8.1 General, administrative and occupancy 67.7 Depreciation and amortisation 33.3 Total operating expenses 417.4 (135.0) 282.4 Operating income 118.5 33.5 152.0 US$m 3 months ended 30 Jun 2019

7 US$, except margin data 2Q19 1Q19 Change 2Q19 vs 1Q19 2Q18 Change 2Q19 vs 2Q18 Average AUM 357.7bn 350.0bn 2% 369.1bn (3%) Total revenue 535.9m 519.3m 3% 592.4m (10%) Operating income 118.5m 124.5m (5%) 175.3m (32%) Operating margin 22.1% 24.0% (1.9ppt) 29.6% (7.5ppt) US GAAP diluted EPS 0.56 0.48 17% 0.70 (20%) Adjusted revenue 434.4m 417.4m 4% 477.7m (9%) Adjusted operating income 152.0m 143.4m 6% 191.4m (21%) Adjusted operating margin 35.0% 34.4% 0.6ppt 40.1% (5.1ppt) Adjusted diluted EPS 0.61 0.56 9% 0.74 (18%) Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 36 and 37 for additional information. US GAAP and adjusted

8 2Q19 adjusted revenue drivers Revenue 2Q19 adjusted revenue reflects higher assets and improved performance Pro forma adjusted revenue – 1Q19 vs 2Q19 (US$m) Note: See adjusted financial measures reconciliation on slide 36 for additional information. 1 Net margin based on management fees net of distribution expenses. • Increase from 1Q19 management fees driven by higher average assets • Performance fees improved from 1Q19 driven by fees from segregated mandates and improved mutual fund performance fees US$m, except margin data 2Q19 1Q19 Change Total adjusted revenue 434.4 417.4 4% Management fees 446.4 441.9 1% Performance fees 3.5 (5.6) nm Shareowner servicing fees 38.3 35.9 7% Other revenue 47.7 47.1 1% Distribution expenses (101.5) (101.9) 0% Average net¹ mgmt fee margin 42.2bps 42.9bps (0.7bps) 446.4 441.9 3.5 (5.6) 38.3 35.9 47.7 47.1 (101.5) (101.9) 434.4 417.4 2Q19 1Q19 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

9 282.4 (0.7) 274.0 2.7 0.8 0.6 4.6 0.4 1Q19 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 2Q19 Adjusted operating expenses – 1Q19 vs 2Q19 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slide 36 for additional information. US$m 2Q19 US GAAP Adjustments 2Q19 adjusted 1Q19 adjusted Change 2Q19 adjusted vs 1Q19 adjusted Employee compensation and benefits 146.5 (3.1) 143.4 140.7 2% Long-term incentive plans 49.2 0.2 49.4 48.6 2% Total compensation expenses 195.7 (2.9) 192.8 189.3 2% Distribution expenses 101.5 (101.5) –– nm Investment administration 11.1 – 11.1 11.8 (6%) Marketing 8.1 – 8.1 7.5 8% General, administrative and occupancy 67.7 (5.3) 62.4 57.8 8% Depreciation and amortisation 33.3 (25.3) 8.0 7.6 5% Non-staff operating expenses 221.7 (132.1) 89.6 84.7 6% Total operating expenses 417.4 (135.0) 282.4 274.0 3% 3% quarter-over-quarter increase in adjusted operating expenses

10 Capital management Continued commitment to return of capital – US$244m year to date Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. 1 Total shares outstanding reflect amounts disclosed on forms 10-Q or 10-K for each respective quarter. Quarterly capital return 3Q17 to 2Q19 Dividend paid / share $0.32 $0.32 $0.32 $0.36 $0.36 $0.36 $0.36 $0.36 Debt repayment (US$m) 50.2 42.3 81.6 0.3 13.5 – – – Shares repurchased (m) – – – – 1.8 2.2 1.3 3.5 Total shares outstanding1 (m) 200.4 200.4 200.4 200.4 198.6 196.4 195.2 191.6 71.2 69.2 69.7 68.6 49.9 49.9 30.9 75.2 63.7 63.7 63.1 71.6 121.1 119.1 100.6 143.8 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Dividends Share repurchases

Dick Weil Chief Executive Officer 2Q19 results presentation Strategic priorities update

12 Our path to success: Excellence and execution Produce dependable investment outcomes Excel in client experience Focus and increase operational efficiency Proactive risk and control environment Develop new growth initiatives Focus on quality and stability of investment performance Embed understanding and ownership of risk and controls at all levels and establish strong feedback loops for learning and improvement Deliver industry- leading client experiences that drive client loyalty and increase duration Build the businesses of tomorrow Standardise the global model and modernise our infrastructure Focus on our strategic priorities

13 Produce dependable investment outcomes A legacy of exceptional investment thinking that… … spans multiple asset classes … is not tied by a central or dominant investment style or philosophy … incorporates differing approaches to creating alpha Ensuring the success of a global, diversified investing platform The reality today What we are working on • Investment process: Linking goals with client outcomes to improve transparency and accountability • Technology: Continued development of portfolio management and risk management tools to enhance efficiency • People: Building and nurturing talent within diverse teams, ensuring we have a strong bench for future growth

14 Enhancing a culture of excellence by weaving client experience into everything we do as a firm Excel in client experience • Embedding client-centric values into all of our policies, procedures and processes Building client experience capabilities • Enhancing client relationship journeys and redesigning where necessary • Improving feedback loops to understand and identify gaps between product and service promise and delivery Driving market- leading experiences Developing client feedback tools & measurement • Establishing a robust client feedback measurement system, baseline performance and test measurement approach What we are working on

15 Focus • Focusing our product portfolio • Standardising global operating model and systems • Consolidating to a strategic data architecture • Streamlining and reducing operational complexity Focus and increase operational efficiency Proactive risk and control environment What we are working on • Building strong relationships with global regulators • Fostering a culture of risk management, transparency and urgency Reliability, scalability and simplicity across the platform

16 Develop new growth initiatives Building the foundations for future businesses • Appointed Head of Multi-Asset and Alternatives • Organising existing capabilities and developing new ones for the future Multi-Asset and Alternatives ETFs Asia Pacific region • Supporting our growing business with improved marketing and distribution capabilities • Capitalising on existing momentum and evaluating new growth opportunities What we are working on

17 Our outlook remains encouraging Net outflows mask many encouraging results we see across our business Investment performance People and talent Winning new business Financial strength • Total company investment performance is strong • 66%, 72% and 80% of AUM beating benchmarks over the 1, 3 and 5 year time periods, respectively1 • Attracting outstanding talent alongside a strong existing team • Fostering a culture of diversity and inclusion • Gaining market share in US Equities in the US Retail channel • 2Q19 annualised organic growth of 7% in Multi-Asset capability • Net inflows in fixed income during 2Q19, driven by wins across US, European and Australian clients • Strong cash flow generation and balance sheet is supporting ongoing investments in the business to meet evolving client needs • Returning excess cash to shareholders via dividends and share repurchases 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 28.

Q&A

Appendix

20 53% 21% 13% 10% 3% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Assets under management as at 30 Jun 2019 54% 30% 16% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$191.3bn US$73.5bn US$47.6bn US$35.1bn US$12.3bn US$159.5bn US$134.2bn US$66.1bn US$195.7bn US$108.3bn US$55.8bn AUM: US$359.8bn 44% 37% 19% Intermediary Institutional Self-directed

21 Investment management capabilities Diversified product range Equities US$191.3bn AUM 30 Jun 2019 US$359.8bn Fixed Income US$73.5bn Multi-Asset US$35.1bn Self-directed Intermediary Institutional Institutional Institutional Quantitative Equities US$47.6bn Equities • Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income •Coverage across the asset class, applying a wide range of differentiated techniques Quantitative Equities • Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Multi-Asset • Retail and Institutional offering through a diversity of asset allocation strategies Alternatives • Expertise in liquid alternatives alongside traditional hedge funds Alternatives US$12.3bn

Largest pooled funds by capability

Capability	Fund	Product	Strategy	AUM (US$bn) 30 Jun 2019
Equity	JnsHnd Enterprise	US Mutual Fund	Mid Cap Growth	21.2
	JnsHnd Research	US Mutual Fund	US Research Growth Equity	14.5
	JnsHnd Forty	US Mutual Fund	Concentrated Growth	13.2
	JnsHnd Triton	US Mutual Fund	Small-Mid Cap Growth	12.1
	JnsHnd Growth and Income	US Mutual Fund	Growth & Income	6.1
Fixed Income	JnsHnd Flexible Bond	US Mutual Fund	Core Plus Fixed Income	4.2
	Kapstream Abs Rtn Inc	Australian UT	Absolute Return Income	4.1
	JnsHnd Strategic Bond	UK OEIC	Global Strategic Fixed Income	3.1
	JnsHnd Tactical Income	Australian MIS	Australian Tactical Income	2.3
	JnsHnd Hzn Euro Corporate Bond	SICAV	Investment Grade (EUR)	1.4
Quantitative Equities	JnsHnd US Mgd Volatility	US Mutual Fund	US Adaptive Volatility	1.4
	JnsHnd US Low Volatility Portfolio	US Mutual Fund	US Low Volatility	1.1
	JnsHnd Intech All World Minimum Variance Core	Dublin OEIC	All World Minimum Variance Core	0.7
	JnsHnd Global Inc Mgd Volatility	US Mutual Fund	Global Income Adaptive Volatility	0.3
	JnsHnd Intech Global All Country Low Volatility	Dublin OEIC	Global All Country Low Volatility	0.2
Multi-Asset	JnsHnd Balanced	US Mutual Fund	Balanced	16.8
	JnsHnd Balanced Portfolio	US Mutual Fund	Balanced	4.5
	JnsHnd Balanced	Dublin OEIC	Balanced	2.4
	JnsHnd Cautious Managed	UK OEIC	UK Income and Growth	1.9
	JnsHnd Multi-Manager Managed	UK OEIC	Multi Manager	0.5
Alternatives	JnsHnd UK Absolute Return	SICAV	UK Large Cap Absolute Return Equity	3.6
	JnsHnd UK Property PAIF / Feeder	UK OEIC/UT	Property	3.1
	JnsHnd UK Absolute Return	UK OEIC	UK Large Cap Absolute Return Equity	2.5
	JnsHnd Horizon Pan European Alpha	SICAV	Europe Large Cap Long/Short	0.6
	Alphagen Euro Best Ideas	Hedge Fund	Concentrated Pan Europe Equity	0.3
Total				122.1

Note: Numbers may not cast due to rounding. Excludes unregulated pooled funds.

Janus Henderson GROUP PLC
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23 2Q19 flows by capability 6.9 5.5 0.2 2.1 0.9 (12.9) (5.2) (4.3) (1.5) (1.5) (6.0) 0.3 (4.1) 0.6 (0.6) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 2Q19 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 15% 30% 2% 25% 28% (27%) (28%) (35%) (18%) (48%) Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

24 Flows: Equities and Fixed Income 8.5 6.8 8.6 6.9 6.9 (9.6) (9.9) (12.7) (9.8) (12.9) (1.1) (3.1) (4.1) (2.9) (6.0) 2Q18 3Q18 4Q18 1Q19 2Q19 5.0 6.0 4.7 4.9 5.5 (5.6) (7.6) (6.0) (7.7) (5.2) (0.6) (1.6) (1.3) (2.8) 0.3 2Q18 3Q18 4Q18 1Q19 2Q19 Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 18% 14% 17% 17% 15% 25% 31% 25% 27% 30% (20%) (21%) (25%) (24%) (27%) (28%) (39%) (32%) (43%) (28%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 27. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

25 1.8 2.2 2.3 2.2 2.1 (1.3) (1.3) (2.0) (1.5) (1.5) 0.5 0.9 0.3 0.7 0.6 2Q18 3Q18 4Q18 1Q19 2Q19 0.4 1.3 0.3 0.7 0.2 (1.2) (1.3) (1.4) (1.7) (4.3) (0.8) (0.0) (1.1) (1.0) (4.1) 2Q18 3Q18 4Q18 1Q19 2Q19 1.4 1.4 0.7 0.9 0.9 (2.1) (1.9) (2.9) (2.3) (1.5) (0.7) (0.5) (2.2) (1.4) (0.6) 2Q18 3Q18 4Q18 1Q19 2Q19 Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 3% 10% 3% 7% 2% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 22% 27% 27% 29% 25% 30% 31% 18% 25% 28% (10%) (11%) (11%) (16%) (35%) (16%) (15%) (22%) (20%) (18%) (44%) (43%) (69%) (64%) (48%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 27. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

Total net flows by capability

Total net flows by capability
2Q17 to 2Q19 (US$bn)



Equities
Fixed Income
Quantitative Equities
Multi-Asset
Alternatives
0.7
(1.0)
(2.9)
(2.7)
(2.7)
(4.3)
(8.4)
(7.4)
(9.8)
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

Note: Data for 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. Reflects operational reclassification of existing client's funds in 4Q18 as detailed on slide 27.

Janus Henderson GROUP PLC
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AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 31 Mar 2018	**190.7**	**80.0**	**50.4**	**31.8**	**19.0**	**371.9**
Sales	8.5	5.0	0.4	1.8	1.4	17.1
Redemptions	(9.6)	(5.6)	(1.2)	(1.3)	(2.1)	(19.8)
Net sales / (redemptions)	(1.1)	(0.6)	(0.8)	0.5	(0.7)	(2.7)
Market / FX	3.7	(2.9)	0.5	0.3	(0.7)	0.9
AUM 30 Jun 2018	**193.3**	**76.5**	**50.1**	**32.6**	**17.6**	**370.1**
Sales	6.8	6.0	1.3	2.2	1.4	17.7
Redemptions	(9.9)	(7.6)	(1.3)	(1.3)	(1.9)	(22.0)
Net sales / (redemptions)	(3.1)	(1.6)	(0.0)	0.9	(0.5)	(4.3)
Market / FX	9.0	(0.4)	2.8	1.1	(0.2)	12.3
AUM 30 Sep 2018	**199.2**	**74.5**	**52.9**	**34.6**	**16.9**	**378.1**
Sales	8.6	4.7	0.3	2.3	0.7	16.6
Redemptions	(12.7)	(6.0)	(1.4)	(2.0)	(2.9)	(25.0)
Net sales / (redemptions)	(4.1)	(1.3)	(1.1)	0.3	(2.2)	(8.4)
Market / FX	(29.2)	(1.3)	(7.5)	(2.5)	(0.7)	(41.2)
Reclassification[1]	1.7	0.5	–	(2.2)	–	–
AUM 31 Dec 2018	**167.6**	**72.4**	**44.3**	**30.2**	**14.0**	**328.5**
Sales	6.9	4.9	0.7	2.2	0.9	15.6
Redemptions	(9.8)	(7.7)	(1.7)	(1.5)	(2.3)	(23.0)
Net sales / (redemptions)	(2.9)	(2.8)	(1.0)	0.7	(1.4)	(7.4)
Market / FX	24.1	2.9	6.3	2.5	0.4	36.2
AUM 31 Mar 2019	**188.8**	**72.5**	**49.6**	**33.4**	**13.0**	**357.3**
Sales	6.9	5.5	0.2	2.1	0.9	15.6
Redemptions	(12.9)	(5.2)	(4.3)	(1.5)	(1.5)	(25.4)
Net sales / (redemptions)	(6.0)	0.3	(4.1)	0.6	(0.6)	(9.8)
Market / FX	8.5	0.7	2.1	1.1	(0.1)	12.3
AUM 30 Jun 2019	**191.3**	**73.5**	**47.6**	**35.1**	**12.3**	**359.8**

[1] Reflects operational reclassification of existing client's funds.

Janus Henderson
GROUP PLC
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Investment performance

% of AUM outperforming benchmark

Capability	2Q18			3Q18			4Q18			1Q19			2Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	63%	58%	73%	61%	56%	75%	67%	55%	71%	64%	69%	77%	73%	74%	83%
Fixed Income	87%	93%	98%	79%	92%	94%	36%	88%	93%	58%	92%	89%	61%	90%	89%
Quantitative Equities	47%	25%	87%	21%	8%	83%	20%	11%	15%	15%	14%	12%	32%	11%	39%
Multi-Asset	90%	88%	90%	89%	89%	90%	81%	90%	91%	88%	91%	91%	90%	91%	92%
Alternatives	99%	73%	100%	99%	73%	100%	35%	94%	100%	89%	98%	100%	39%	100%	100%
Total	69%	64%	82%	63%	60%	81%	55%	61%	72%	60%	69%	74%	66%	72%	80%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 5% of AUM as at 31 Dec 2018 and 4% of AUM for all other periods. Capabilities defined by Janus Henderson.

Janus Henderson
GROUP PLC
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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	2Q18			3Q18			4Q18			1Q19			2Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	56%	61%	75%	72%	65%	86%	67%	63%	85%	78%	72%	86%	85%	70%	88%
Fixed Income	42%	38%	42%	63%	36%	66%	46%	28%	57%	68%	42%	48%	50%	50%	51%
Quantitative Equities	58%	54%	53%	59%	5%	55%	98%	17%	100%	63%	3%	97%	61%	3%	51%
Multi-Asset	92%	83%	83%	86%	88%	88%	89%	89%	88%	84%	86%	88%	87%	87%	88%
Alternatives	92%	25%	25%	54%	26%	53%	26%	93%	59%	93%	33%	94%	32%	58%	58%
Total	60%	57%	68%	71%	60%	81%	65%	62%	80%	78%	67%	81%	78%	68%	81%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 74%, 84%, 82%, 80% and 74% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 30 Jun 2018, 30 Sep 2018, 31 Dec 2018, 31 Mar 2019 and 30 Jun 2019, respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Jun 2019, 62%, 52%, 62% and 62% of the 205, 199, 182 and 147 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2019 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
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30 Mutual fund investment performance (cont’d) Group 23 21 39 30 55 40 35 30 44 43 51 50 47 55 51 37 50 26 48 23 17 26 32 23 25 17 31 33 26 30 60 71 65 78 78 57 60 62 67 68 68 81 80 81 81 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 % of mutual fund AUM in top 2 Morningstar quartiles Equities 14 11 34 18 55 43 34 26 45 40 57 55 46 58 53 42 61 33 60 31 18 31 37 28 30 18 31 39 27 35 56 72 67 78 85 61 65 63 72 70 75 86 85 86 88 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 29. Numbers may not cast due to rounding. 2nd quartile 1st quartile

31 38 42 52 39 38 38 3 5 3 3 48 4 4 20 17 46 24 23 16 2 12 53 55 52 93 47 58 59 98 63 61 54 5 17 3 3 53 55 100 97 51 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Mutual fund investment performance (cont’d) Fixed Income 10 11 33 37 38 9 19 14 24 27 13 14 15 18 21 32 52 13 31 12 29 17 13 18 22 29 52 42 30 30 42 63 46 68 50 38 36 28 42 50 42 66 57 48 51 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 29. Numbers may not cast due to rounding.

32 Mutual fund investment performance (cont’d) Multi-Asset 90 81 84 82 83 80 82 83 84 84 79 82 84 84 85 2 5 4 2 4 3 6 6 2 2 4 6 5 4 3 92 86 89 84 87 83 88 89 86 87 83 88 88 88 88 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 28 29 1 33 31 23 31 24 24 56 57 31 64 25 25 61 2 2 26 93 33 27 1 29 2 37 27 92 54 26 93 32 25 26 93 33 58 25 53 59 94 58 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 29. Numbers may not cast due to rounding.

Balance sheet

Strong liquidity position

- At 30 June 2019, cash and investment securities totalled US$1,289m compared to outstanding debt of US$318m
- Cash and cash equivalents decreased 1%, as cash flow generation was offset by capital return
- Board declared a dividend of US$0.36 per share to be paid on 28 August to shareholders on record at the close of business on 12 August
- Repurchased approximately 3.5m shares for US$75m, completing US$106m year to date of the US$200m buyback programme authorised in February 2019

Balance sheet profile – carrying value (31 Mar 2019 vs 30 Jun 2019)
(US$m)


1,308.0
568.1
739.9
318.4
1,288.9
557.9
731.0
317.7
Cash and investments
Debt
Cash and investments
Debt
31 Mar 2019
30 Jun 2019
Investment securities¹
Cash and cash equivalents²
2025 maturity

[1] Includes seed investments of US$442.7m (including investment securities of consolidated variable interest entities of US$297.4m), investments related to deferred compensation plans of US$125.0m and other investments of US$0.4m as at 31 March 2019; includes seed investments of US$419.8m (including investment securities of consolidated variable interest entities of US$311.1m), investments related to deferred compensation plans of US$132.6m and other investments of US$5.5m as at 30 June 2019.
[2] Includes cash and cash equivalents of consolidated variable interest entities of US$22.8m and US$24.0m as at 31 March 2019 and 30 June 2019, respectively.

Janus Henderson GROUP PLC
33

34 US GAAP: statement of income Note: 2Q18 reflects the reclassification of certain revenue amounts from ‘Other revenue’ to ‘Shareowner servicing fees’. 3 months ended 30 Jun 2019 31 Mar 2019 30 Jun 2018 Revenue Management fees 446.4 441.9 493.5 Performance fees 3.5 (5.6) 13.5 Shareowner servicing fees 38.3 35.9 38.7 Other revenue 47.7 47.1 46.7 Total revenue 535.9 519.3 592.4 Operating expenses Employee compensation and benefits 146.5 145.0 151.0 Long-term incentive plans 49.2 48.4 55.2 Distribution expenses 101.5 101.9 114.7 Investment administration 11.1 11.8 11.7 Marketing 8.1 7.5 9.5 General, administrative and occupancy 67.7 65.2 59.2 Depreciation and amortisation 33.3 15.0 15.8 Total operating expenses 417.4 394.8 417.1 Operating income 118.5 124.5 175.3 Interest expense (4.2) (4.1) (3.9) Investment gains (losses), net 4.8 13.3 (16.6) Other non-operating income (expenses), net 28.5 (3.9) 13.9 Income before taxes 147.6 129.8 168.7 Income tax provision (35.3) (29.9) (38.2) Net income 112.3 99.9 130.5 Net loss (income) attributable to noncontrolling interests (2.9) (5.8) 10.1 Net income attributable to JHG 109.4 94.1 140.6 Less: allocation of earnings to participating stock-based awards (3.2) (2.4) (3.8) Net income attributable to JHG common shareholders 106.2 91.7 136.8 Diluted weighted-average shares outstanding (m) 190.7 192.5 196.6 Diluted EPS (in US$) 0.56 0.48 0.70 US$m, except per share data or as noted

35 Adjusted: statement of income Note: 2Q18 reflects the reclassification of certain revenue amounts from ‘Other revenue’ to ‘Shareowner servicing fees’. See adjusted financial measures reconciliation on slides 36 and 37 for additional information. 3 months ended 30 Jun 2019 31 Mar 2019 30 Jun 2018 Revenue Management fees 446.4 441.9 493.5 Performance fees 3.5 (5.6) 13.5 Shareowner servicing fees 38.3 35.9 38.7 Other revenue 47.7 47.1 46.7 Distribution expenses (101.5) (101.9) (114.7) Total adjusted revenue 434.4 417.4 477.7 Operating expenses Employee compensation and benefits 143.4 140.7 145.0 Long-term incentive plans 49.4 48.6 54.5 Investment administration 11.1 11.8 11.0 Marketing 8.1 7.5 9.7 General, administrative and occupancy 62.4 57.8 57.7 Depreciation and amortisation 8.0 7.6 8.4 Total adjusted operating expenses 282.4 274.0 286.3 Adjusted operating income 152.0 143.4 191.4 Interest expense (3.2) (3.2) (3.2) Investment gains (losses), net 5.8 13.3 (16.6) Other non-operating income (expenses), net 5.9 (3.5) 9.9 Adjusted income before taxes 160.5 150.0 181.5 Income tax provision (37.9) (34.2) (41.7) Adjusted net income 122.6 115.8 139.8 Net loss (income) attributable to noncontrolling interests (2.9) (5.8) 10.1 Adjusted net income attributable to JHG 119.7 110.0 149.9 Less: allocation of earnings to participating stock-based awards (3.5) (2.8) (4.1) Adjusted net income attributable to JHG common shareholders 116.2 107.2 145.8 Diluted weighted-average shares outstanding (m) 190.7 192.5 196.6 Adjusted diluted EPS (in US$) 0.61 0.56 0.74 US$m, except per share data or as noted

36 Alternative performance measures Reconciliation of adjusted financial measures 3 months ended 30 Jun 2019 31 Mar 2019 30 Jun 2018 Reconciliation of revenue to adjusted revenue Revenue 535.9 519.3 592.4 Distribution expenses1 (101.5) (101.9) (114.7) Adjusted revenue 434.4 417.4 477.7 Reconciliation of operating income to adjusted operating income Operating income 118.5 124.5 175.3 Employee compensation and benefits2,3 3.1 4.3 6.0 Long-term incentive plans2 (0.2) (0.2) 0.7 Investment administration2 –– 0.7 Marketing2 ––(0.2) General, administrative and occupancy2,3 5.3 7.4 1.5 Depreciation and amortisation2,4 25.3 7.4 7.4 Adjusted operating income 152.0 143.4 191.4 Operating margin 22.1% 24.0% 29.6% Adjusted operating margin 35.0% 34.4% 40.1% US$m, except margin data Note: Reconciliation to be used in conjunction with slide 37. Footnotes included on slide 38.

37 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures 3 months ended 30 Jun 2019 31 Mar 2019 30 Jun 2018 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 109.4 94.1 140.6 Employee compensation and benefits2,3 3.1 4.3 6.0 Long-term incentive plans2 (0.2) (0.2) 0.7 Investment administration2 –– 0.7 Marketing2 ––(0.2) General, administrative and occupancy2,3 5.3 7.4 1.5 Depreciation and amortisation2,4 25.3 7.4 7.4 Interest expense3 1.0 0.9 0.7 Investment gains (losses), net2 1.0 –– Other non-operating income (expense)3 (22.6) 0.4 (4.0) Income tax provision5 (2.6) (4.3) (3.5) Adjusted net income attributable to JHG 119.7 110.0 149.9 Diluted earnings per share (in US$) 0.56 0.48 0.70 Adjusted diluted earnings per share (in US$) 0.61 0.56 0.74 US$m, except per share data Note: Reconciliation to be used in conjunction with slide 36. Footnotes included on slide 38.

38 Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Substantially all distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third- party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 2019 adjustments primarily represent contingent consideration adjustments associated with acquisitions prior to the Merger and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. Adjustments for the three months ended 30 June 2018 primarily represent fair value movements on options issued to Dai-ichi in addition to contingent consideration costs associated with acquisitions prior to the merger. JHG management believes these costs do not represent the ongoing operations of the Group. 4 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. The three months ended 30 June 2019 also include a US$18m impairment of certain mutual fund contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 5 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

39 2Q19 (US$m) 1Q19 (US$m) 2Q18 (US$m) AUM generating 2Q19 pfees (US$bn) # of funds generating 2Q19 pfees Frequency Timing SICAVs 1.5 – 4.2 4.9 12 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return – – 1.5 – – Quarterly / Annually Various Segregated Mandates1 5.5 3.3 4.4 13.6 15 Quarterly / Annually Various UK OEICs & Unit Trusts – – 4.4 – – Quarterly Various Investment Trusts – – 6.7 – – Annually Various US Mutual Funds2 (3.5) (8.9) (7.7) 44.8 17 Monthly Monthly Total 3.5 (5.6) 13.5 63.3 44 Performance fees Note: Performance fees include prior quarter accrual true-ups. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 30 June 2019. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 30 Jun 2019 US$m	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	2Q19 P&L impact US$'000
Research Fund[3]	14,503	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(4,031)
Forty Fund[3] and Portfolio	14,064	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(126)
Global Research Fund and Portfolio	3,566	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	869
Mid Cap Value Fund and Portfolio	3,350	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	117
Small Cap Value Fund	3,216	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	1
Contrarian Fund	2,785	S&P 500® Index	0.64%	± 15 bps	± 7.00%	(431)
Overseas Fund and Portfolio	2,053	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	302
Research Portfolio[4]	524	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(193)
Global Real Estate Fund	377	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	93
Global Value Fund	203	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(87)
Large Cap Value Fund	100	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(36)
Select Value Fund	59	Russell 3000® Value Index	0.70%	± 15 bps	± 5.00%	27
Asia Equity Fund	25	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	4
Total	**44,825**					**(3,490)**

Note: AUM data shown on a managed view. Numbers may not cast due to rounding.
[1] The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.
[2] Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.
[3] The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur.
[4] Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

Janus Henderson GROUP PLC
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41 Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2019 2020 2021 2022 2023 2016 annual grant 7 7 – – – – 2017 annual grant 23 18 5 – – – 2018 annual grant 82 52 24 6 – – 2019 annual grant 148 72 49 22 4 1 Other¹ 110 36 29 21 13 11 Total long-term incentive compensation 371 186 107 49 17 12 Note: 2016, 2017 and 2018 annual grants generally vest over three and four years. 2019 annual grants generally vest over three years. Assumes no forfeitures in future periods. Assumes no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. Numbers may not cast due to rounding. 1 Includes retention and recruiting awards, other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

42 Contacts Investor enquiries John Groneman Global Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Jim Kurtz US Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Melanie Horton Non-US Investor Relations Manager +44 (0) 20 7818 2905 melanie.horton@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries North America: Taylor Smith +1 303 336 5031 taylor.smith@janushenderson.com EMEA: Sally Todd +44 (0) 20 7818 2244 sally.todd@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Jessica Effeney +61 2 8248 3745 jessica@honner.com.au

43 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2018, on file with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech, Alphagen and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819